Exhibit 99.1
Business and Financial Update AGA Financial Forum - May 17-18, 2010 Gerry Anderson President & COO Jerry Norcia President and COO, MichCon

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions resulting in lower demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population growth or decline in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy optimization mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2009 Forms 10-K and 2010 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE's 2009 Form 10-K and 2010 Form 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330. 2

3 Overview 2010 Priorities & Growth Gas Storage and Pipelines Overview

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~75% of DTE Energy's 2009 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~25% of DTE Energy's 2009 Earnings



Gas Storage and Pipelines



Power & Industrial Projects



Unconventional Gas Production



Energy Trading

4

Investment Thesis DTE Energy has a robust plan for 5%-6% long-term operating EPS growth combined with an attractive dividend yield Strong utility growth plan, driven by mandated rate base investments, is not dependent on economic growth - though demand growth is clearly returning Constructive regulatory structure and continued cost savings will enable our utilities to earn their authorized returns Comprehensive plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer rate affordability Meaningful, low-risk growth opportunities in non- utility businesses will continue to provide diversity in earnings and geography 5%-6% Average Annual EPS Growth Attractive Dividend 5

Overview 2010 Priorities & Growth Gas Storage and Pipelines Overview 6

2010 Priorities 7

DTE Energy

Priority: Political / Regulatory
Build Upon Constructive Relationships in 2010

Continue to Build Constructive Relationships to Maintain our Solid Regulatory Environment and Ensure the Financial Health of our Utilities

2008 Legislation

- File & Use Rates
  - 6 month self-implementation
  - Forward-looking test year
- Renewable Portfolio Standard (RPS)/Energy Optimization (EO) with prefunding
- Certificate of Need for large capital projects

2009 Detroit Edison Rate Case

- Revenue decoupling
  - Removes disincentive for Energy Optimization
  - Addresses uncertain demand
  - Approved in Detroit Edison rate case
  - Included in MichCon case filing
- Uncollectible tracker at Detroit Edison
  - Comparable to MichCon
  - 80/20 split

2010 Goals

- Achieve solid results in the MichCon rate case
- Position Detroit Edison for financial health
- Build constructive relationships, customer support needed to maintain sound regulation

8

Overview We have a constructive regulatory environment Critical that we "do our part" to maintain our solid regulatory structure Two key areas we must focus on are continuous improvement (CI) and customer satisfaction We have demonstrated ability to drive down costs Bringing same focus and intensity to customer satisfaction 9

Priority: Continuous Improvement CI Improves DTE's Competitiveness and Affordability 10 * Excludes bad debt expense and Energy Optimization Utility O&M* ($ millions) Cost Pressures Utility O&M down over $100 million from 2005 DTE has demonstrated ability to deliver cost reduction through continuous improvement In 2010, goal is to introduce CI where it is not currently active and substantially deepen it where it is Will also intensify application of CI to capital work: "95% of the value for 70% of the cost."

11 Priority: Customer Satisfaction Customer Satisfaction is a Key Enabler of Growth Call ~400k customers to solicit feedback on field service quality Close ~600k inbound calls by asking customer if fully satisfied Use the ~1 million calls to identify defects, drive CI efforts Call Center Field Operations Communications Much increased focus on communication Highly targeted messages by segment Special focus on low-income customers Intense focus on improving quality, reliability of service Meeting service windows/commitments Reduced outage frequency/duration Addressing high outage "pockets" CI focused on O&M/capital efficiency

* Reconciliation to GAAP reported earnings included in the appendix Recently increased 2010 operating EPS guidance to $3.45 - $3.80 Both utilities off to a solid start through first quarter Power & Industrial and Energy Trading both have potential upside to original guidance Corporate costs tracking lower than plan Expect ~10% operating EPS growth in 2010; higher than targeted long- term 5%-6% rate Priority: Financial Performance Achieve Solid Earnings Growth $2.89 $3.35 - $3.75 Operating Earnings Per Share* ($ millions) $3.30 $3.45 - $3.80 2008A 2009A 2010 Original Guidance 2010 Revised Guidance 12

DTE Energy

Priority: 2010 Growth & Value Creation



Capital Investment
($ billions)
$3.9
$0.7
$0.6
$2.6
$4.0 - $4.8
$0.6 - $0.9
$0.4 - $0.5
$3.0 - $3.4
2007 - 2009A
2010 - 2012E
Detroit Edison
MichCon
Non-Utility

Scale/nature of investments supports 5-6% annual operating EPS growth rate

Capital Investment Summary

- Utility growth over the next three years driven by mandated environmental and renewable investment
- Non-Utility investments focus on projects that generate premium returns and create long-term shareholder value

2010 Goals

- Successfully execute our first major investments in Detroit Edison renewable assets
- Tightly execute investments on environmental controls at our Monroe Power Plant
- Invest to exceed our Energy Efficiency targets
- Execute non-utility investments focused on premium returns and shareholder value creation

13

14 Utility Growth Value Creation: Detroit Edison Investment Profile Environmental Energy Efficiency Base Infrastructure Significant investment to meet environmental requirements $500 - $600 million investment 2010-2012 ($75 million in 2010) Investments to meet mandated targets and improve customer affordability $100 million investment 2010-2012 ($25 million in 2010) Infrastructure investments to ensure the reliability of our generation fleet and distribution systems $2.1 - $2.3 billion investment 2010-2012 ($750 million in 2010) Renewable Energy New generation to meet Renewable Portfolio Standard (RPS) $300 - $400 million investment 2010-2012 ($100 million in 2010)

Non-Utility Growth & Value Creation Industrial/Utility Solid Fuels On-Site Energy Services Renewable Energy Growth tied to: Volume/price improvements tied to steel industry rebound Coal-to-waste wood renewable energy projects 90 Bcf natural gas storage 576 miles of pipeline in-service Strong track record of earnings growth Expansion of existing projects drives future growth: Vector & Millennium Pipelines Storage Assets Develop existing properties to create maximum value Plan to monetize properties at right time in commodity market cycle 66,000 net acres 177 gross producing wells 489 Bcfe reserves (proven and probable) Gas Storage and Pipelines Transport and Store Natural Gas Power & Industrial Projects Own and Operate Energy Related Assets Unconventional Gas Production Western Barnett Shale Production 15

16 Overview 2010 Priorities & Growth Gas Storage and Pipelines Overview

Gas Storage and Pipelines Overview 17 Michigan's access to the North American pipeline infrastructure enhances the market reach and value of storage providing future growth opportunities Changes in gas flows increase demand and provide for future expansions of Vector and Millennium Pipelines Millennium Pipeline is well positioned to capitalize on boom in Marcellus Shale production Pipeline Growth Storage Growth

DTE's Gas Asset Portfolio Is Well Positioned to Take Advantage of Attractive Market Dynamics 18 Fully contracted (7.5 year avg. duration) 90 Bcf of storage capacity in Michigan 26,200 H.P. of reciprocal compression DTE owns 26.25% Over 80% contracted (15 year avg. duration) 222 miles of pipe; 15,000 H.P. of compression DTE owns 40% Fully contracted (7 year avg. duration) 348 miles of pipe; 120,000 H.P. of compression at five stations Vector Pipeline Millennium Pipeline DTE Gas Storage

DTE Pipeline Business

DTE Energy

Millennium Pipeline Unsold Capacity Profile


0.53
Capacity (Bcf)
10/11
11/12
12/13
13/14
14/15

Vector Pipeline Expiration Profile


1.28
Capacity (Bcf)
10/11
11/12
12/13
13/14
14/15
Sold
Expirations / Unsold

Strong pipeline earnings are backed by long-term contracts with strong credit counterparties

- Millennium's proximity to Marcellus Shale provides expansion and extension opportunities
  - In discussions to construct laterals to connect Millennium to current Marcellus production
  - Potential to double or triple capacity with low cost expansions that will generate premium returns
  - Growth opportunities provide a competitive advantage over other regional pipelines
- Vector currently fully contracted, and has the potential for 1 or 2 more economic expansions.
  - Decline in Canadian supplies serving the Northeast U.S. and Canada should preserve the value of the Vector Pipeline

19

20 Emerging and Potential Shale Plays Current estimate of recoverable reserves (Tcf) Estimated production cost ($ / MMBtu, 10% IRR) Marcellus ~200 3.8 Haynesville ~150 4.15 Eagle Ford ~150 Barnett ~50 3.9 - 5.9 Fayetteville ~30 4.1 Woodford ~12 - 50 4.0 New Albany ~2 - 20 Utica ~2 - 8 Montney ~12 - 80 3.9 Horn River ~50 - 150 2.5 Source: CERA Shale Outlook by Play October 2009; Wood Mackenzie " Let's Mine Some Gas" October 2009, various producer estimates Marcellus Development Driven by Substantial Gas Reserves and Low Production Costs

Millennium Well Positioned To Serve Marcellus Production Millennium 21 NE Marcellus core region Thickness of shale in feet Blue 0 - 75 Green 75 - 150 Yellow 150 - 175 Orange 175 - 225 Pink 225 + * Source: Pennsylvania Department of Environmental Protection (DEP) reporting through March 2010 ** Source: CERA Millennium located near northern core in highly prolific part of formation Current drilling primarily in northeast Pennsylvania (Tioga, Bradford & Susquehanna counties) 431 wells drilled in these counties through 3/10, accounting for 37% of all PA wells* Future production in northeast Pennsylvania expected to increase From 0.2 Bcf/d in 2009 to 2.9 - 3.7 Bcf/d by 2020**

22 Northeast Northcentral Southwest * Based on annualized Q1 2010 permits issued Source: Pennsylvania Department of Environmental Protection (DEP) reporting through April 2, 2010 Pennsylvania counties 1 - 39 40- 150 > 150 Counties shaded by # of permits: 99 519 1,985 2,336 Northeast Southwest Northcentral Marcellus Drilling Activity Is Most Intense in the Northeast and Southwest Areas Wells Permitted Northeast Wells Drilled 431 96 283 49 3

23 Opportunities for Growth around Millennium 30+ mile gathering system for Marcellus Shale production Capacity of 0.4 - 0.7 Bcf/d Target in-service 2011/ 2012 Significant expansion capability Can be economically expanded by 1.0 Bcf/d Two new compressor stations Millennium Mainline Expansions Millennium to Iroquois (M-I) Connector Bluestone Pipeline M-I Connector provides new source of supply for Iroquois offsetting decline of Canadian supply 55 miles pipe / 0.5 - 1.0 Bcf/d of capacity Target in-service 2014+

24 DTE Gas Storage Business Expiration Profile Sold Renewals Fully contracted with 7.5 year average duration 95% of revenues are based on fixed- price, multi-year term contracts No exposure to gas price since customers supply their own gas Storage business helps diversify corporate earnings outside of Michigan Storage business not linked to the Michigan economy Customer mix is comprised of LDC's, Interstate Pipelines, and Producer/Marketers 90.1 Storage contracts have tiered expiration dates with manageable renewal volumes

25 DTE Energy's Gas Storage Assets Michigan leads the nation in natural gas storage with over 640 Bcf of storage Unique regional geology creates perfect structure for storage development with low base gas requirement Potential to develop incremental 30+ Bcf/d in southeast Michigan and working to secure development interests for 120+ Bcf/d of working capacity in northern Michigan New Collingwood/Utica shale discovery drove record $180 million in mineral rights auction Working Capacity: Washington 10: 90+ Bcf/d MichCon: 132 Bcf/d Source: MPSC website

DTE Gas Storage & Pipelines 2003 - 2009 CAGR: 28% Gas Storage and Pipelines Operating Earnings* ($ millions) 26 History of Strong Growth Significant Investment Opportunities Potential to invest $50-$100 million over the next 5 years in low-risk projects Potential incremental earnings of $5 to $10 million by 2015 Potential to invest $200-$300 million over the next 5 years in strong growth projects Potential incremental earnings of $15 to $20 million by 2015 $49 $50-$55 * Reconciliation to GAAP reported earnings included in the appendix DTE Gas Storage Business DTE Pipeline Business

Summary 27 On track to achieve solid 2010 financial results Constructive regulatory structure and continued focus on operational excellence and customer satisfaction enables meaningful growth at utilities Continue to see attractive/premium return non-utility investment opportunities Executing robust plan to achieve 5% - 6% long-term operating EPS growth

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 28

Appendix

EES Coke Battery Industrial Utility services at industrial sites Fuel supply and transportation for industrial customers 35 projects in 11 states Detroit, Michigan Own and operate wood-fired power plants and landfill gas projects 23 landfill gas sites 3 waste wood power plants Woodland Biomass Renewables Woodland, California Industrial sector demand - especially steel - strengthening Stronger coke demand results in 2010 operating earnings* guidance of $60 - $75 million Operating earnings guidance up sharply versus 2009 actual ($35 million) and 2010 early outlook ($40 - $50 million) Most significant growth coming from coal-to-wood conversions to meet state Renewable Portfolio requirements Wisconsin plant retrofit nearing completion (operational in 2010) Construction to start on California plant in 2010 (operational in 2013) Two additional similar facilities under development 30 * Reconciliation to GAAP reported earnings included in the appendix Growth & Value Creation: Power & Industrial Projects

Unconventional Gas Overview Near-term capital spend of $25 million / year Drill 10-15 wells and produce 5 Bcfe net in 2010 Develop existing properties to create maximum value Monetize properties at right time in development cycle and in favorable commodity markets Provides cash for asset investments elsewhere at DTE Energy Gross Producing Wells 169 Reserves (Bcfe) YE2008 156 YE2009 YE2008 Probable Proved 265 167 432 255 234 489 Barnett Shale Operating Metrics Future YE2009 31 Plan to Continue Development and Monetization of Unconventional Gas Assets for Premium Returns

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

($ millions)



$38
$5
$43
Q1 2010 Operating Earnings*
Accounting Adjustments**
Q1 2010 Economic Net Income



$40
($9)
$31
Q1 2009 Operating Earnings*
Accounting Adjustments**
Q1 2009 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Energy Trading Operating Earnings*
($ millions, after-tax)

	Q1 2010	Q1 2009
Realized	$25	$19
Unrealized	28	34
O&M / Other	(15)	(13)
	$38	$40

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

32

33 2010 Operating Earnings* Guidance Increased with 1Q 2010 Results ($ millions, except EPS) Revised Guidance Prior Guidanc e * Reconciliation to GAAP reported earnings included in the appendix = = =

Our Dividend Is Well Supported Our dividend of $2.12 per share is well supported Our targeted payout ratio is 60% - 70% Our implied payout ratio on 2010 EPS guidance is currently 57% - 63% Expect to increase the dividend as we grow our business Dividend Yield (as of May 2010) 34 4.5%

35 2010 Capital Expenditures & Cash Flow Guidance Capital Expenditures ($ millions) Cash Flow Summary ($ billions) Equity issued for employee benefit programs is considered non-cash and not included in financing activities: (2010 Guidance $0.2: 2009 Actual $0.1)

36 Our Solid Balance Sheet Provides Financial Flexibility Leverage* Funds from Operations / Debt* 53% 51% 50% 23% 24% 24% *Debt excludes securitization, MichCon's short-term debt, and considers the trust preferreds as equity Maintaining balance sheet strength continues to be a key priority In the first quarter, S&P and Fitch moved DTE's outlook from negative to stable $1.8 billion of available liquidity at March 31, 2010 On track to meet 2010 funding requirements Expect to issue $200M of equity in 2010 to fund DRIP, pension and employee benefit plans ($130M completed in first quarter) In March, Detroit Edison agreed to issue and sell $300M of 4.89% Senior Notes Pension contribution of $200M in first quarter meets 2010 funding targets ($100M cash and $100M stock)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 37

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 38

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2010 guidance for operating earnings. It is likely that certain items that impact the company's 2010 reported results will be excluded from operating results. A reconciliation to the comparable 2010 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Gas Storage and Pipelines Operating earnings were equivalent to reported earnings for Gas Storage and Pipelines for each of 2003 to 2009. Energy Trading Operating earnings were equivalent to reported earnings for Energy Trading for each of Q1 2009 and Q2 2010. 39